Exhibit 99.1

ZeroFox Announces First Quarter Fiscal Year 2024 Financial Results

Achieves record ARR, revenue and growth of large customers.

ARR exceeds $178 million and total Q1 revenue exceeds $45 million.

Washington, D.C., – June 6, 2023 – ZeroFox Holdings, Inc. (Nasdaq: ZFOX), a leading external cybersecurity provider, today announced financial results for the first quarter ended April 30, 2023.

“ZeroFox started fiscal year 2024 on a strong note, with Q1 revenue exceeding the high end of our guidance range. Additionally, we achieved another record quarter for total subscription customers and large, recurring subscription customers,” said James C. Foster, Chairman and CEO of ZeroFox. “We successfully completed our first acquisition as a public company in April with the LookingGlass transaction, a global leader in external attack surface management and global vulnerability intelligence. We also strengthened our strategic relationship with Google Cloud. We are pleased with the continued demand for our external cybersecurity platform, our disciplined execution, and our consistent ability to achieve goals as we accelerate our path to profitability.”

First Quarter Fiscal Year 2024 Financial Highlights

●
Revenue: Total revenue was $45.5 million.
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Annual Recurring Revenue was $178.4 million.
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Gross margin: GAAP gross margin was 33% and non-GAAP gross margin was 43%. GAAP subscription gross margin was 46% and non-GAAP subscription gross margin was 72%.
●
Loss from Operations: GAAP loss from operations was $21.3 million. Non-GAAP loss from operations was $(8.4) million.
●
Cash and Cash Equivalents were $28.3 million on April 30, 2023.

Recent Highlights

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Ended the quarter with 1,251 subscription customers, including 161 subscription customers with ARR greater than $100,000 – an increase of 31% year over year.
●
Completed the acquisition of LookingGlass Cyber Solutions, Inc. a leader in external attack surface management and global vulnerability intelligence, to enhance attack surface management and intelligence capabilities.
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Announced the partnership with Google Cloud, where ZeroFox Threat Intelligence has been integrated into the Google Cloud Web Risk Service, enabling global-scale targeted attack disruption across 5 billion devices.
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Announced plans to harness the power of generative AI to enhance the ZeroFox Platform, with a commitment to ensure explainable results and secure confidential data.
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Announced enhancements to Enterprise Executive, Employee, and Identity Protection solutions, including a new offering that includes our PII Removal disruption service.

Financial Outlook

ZeroFox is providing the following guidance for the second fiscal quarter of 2024:

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Revenue of $51.5 million to $52.5 million.
●
Non-GAAP loss from operations of $(8.3) million to $(7.7) million.

ZeroFox is providing the following guidance for full year fiscal 2024:

●
Revenue of $198.0 million to $202.0 million.
●
Non-GAAP loss from operations of $(28.0) million to $(26.0) million.

ZeroFox has not reconciled its expectations as to non-GAAP loss from operations to their most directly comparable GAAP measures because certain items are out of ZeroFox’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP loss from operations is not available without unreasonable effort.

Additional information regarding the non-GAAP financial measures and key business measures discussed in this release, including an explanation of these measures and how each is calculated, is included below under the heading “Use of Non-GAAP Financial Measures and Key Business Measures.” A reconciliation of non-GAAP to GAAP financial measures has also been provided in the financial tables included below and is available on our Investor Relations website.

Note that the comparison to prior year GAAP operating results is not meaningful because the financial results for the prior year's period consist only of predecessor, ZeroFox, Inc. and do not include the operating results of IDX. Supplemental financial information that includes unaudited historical, stand-alone financial statements for ZeroFox and IDX is available on the Investor Relations website.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

Conference Call and Webcast Information

ZeroFox will host a conference call today, June 6, 2023, at 8:00 a.m. to discuss its financial results. To access this call via webcast, please use this link: ZeroFox F1Q24 Earnings Call. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of ZeroFox’s website at https://ir.zerofox.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to our anticipated financial results for our second quarter of fiscal year 2024 and fiscal year 2024, the ability of ZeroFox to achieve its objectives and plans with the acquisition of LookingGlass, growth opportunities in external cybersecurity and our progress to achieving profitability are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the business combination with IDX and of the LookingGlass acquisition; defects, errors, or vulnerabilities in the ZeroFox platform, the failure of the ZeroFox platform to block malware or prevent a security breach, misuse of the ZeroFox platform, or risks of product liability claims that would harm our reputation and adversely impact our business, operating results, and financial condition; if our enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; we have a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of inflation and geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; one U.S. government customer accounts for a substantial portion of our revenues; and we rely heavily on the services of our senior management team.

Additional information concerning these, and other risks, is described under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ZeroFox” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IDX” sections of our final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933 on April 12, 2023, in connection with our registration statement on Form S-1 and in subsequent prospectus supplements filed with the SEC. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Use of Non-GAAP Financial Measures and Key Business Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures and key business measures are useful in evaluating our operating performance. We use the following non-GAAP financial information and key business measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures and key business measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key business measures as tools for comparison.

A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

We define non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Services Gross Profit and Non-GAAP Services Gross Margin

We define non-GAAP services gross profit and non-GAAP services gross margin as GAAP services gross profit and GAAP services gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Research and Development Expense, Non-GAAP Sales and Marketing Expense and Non-GAAP General and Administrative Expense

We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Loss from Operations

We define non-GAAP loss from operations as GAAP loss from operations, excluding stock-based compensation expense, amortization of acquired intangible assets, costs incurred for the business combination and goodwill impairment charge.

Annual Recurring Revenue (ARR)

We define ARR as the annualized contract value of all recurring revenue related to contracts in place at the end of the reporting date assuming any contract is renewed on its existing terms. We continue to include ARR from customers whose term has expired within 90 days of the applicable measurement date for which we are actively negotiating renewal.

Subscription Customers

We define a subscription customer as any entity that has entered into a distinct subscription agreement for access to the ZeroFox platform or services for which the term has not ended or with which we are continuing to provide service and negotiating a renewal contract that expired within 90 days of the applicable measurement date. We do not consider our channel partners as customers, and we treat managed service security providers, who may purchase our offerings on behalf of multiple companies, as a single subscription customer.

ZEROFOX HOLDINGS, INC.

Consolidated Statement of Operations

(Unaudited)

(in thousands, except share and per share data)	Three Months Ended April 30, 2023

Revenue
Subscription	$18,223
Services	27,311
Total revenue	45,534
Cost of revenue (1)(2)
Subscription	9,904
Services	20,716
Total cost of revenue	30,620
Gross profit	14,914

Operating expenses (1)(2)
Research and development	6,417
Sales and marketing	19,389
General and administrative	10,407
Total operating expenses	36,213
Loss from operations	(21,299)
Other (expense) income
Interest expense, net	(3,482)
Change in fair value of purchase consideration liability	2,661
Change in fair value of warrant liability	(1,028)
Change in fair value of sponsor earnout shares	2,100
Total other (expense) income	251
Loss before income taxes	(21,048)
Benefit from income taxes	(3,069)
Net loss after tax	$(17,979)

Net loss per share attributable to common stockholders, basic and diluted	$(0.15)
Weighted-average shares used in computation of net loss per share attributable to common stockholders, basic and diluted	117,892,144

Other comprehensive income
Foreign currency translation	25
Total other comprehensive income	25
Total comprehensive loss	$(17,954)

\

ZEROFOX HOLDINGS, INC.

Consolidated Statement of Operations

(Unaudited)

1 Includes stock-based compensation as follows:

(in thousands)	Three Months Ended April 30, 2023
Cost of revenue - subscription	$7
Cost of revenue - services	6
Research and development	168
Sales and marketing	233
General and administrative	685
Total stock-based compensation expense	$1,099

2 Includes amortization of acquired intangible assets as follows:

(in thousands)	Three Months Ended April 30, 2023
Cost of revenue - subscription	$4,799
Cost of revenue - services	—
Research and development	—
Sales and marketing	6,082
General and administrative	885
Total amortization of acquired intangible assets	$11,766

ZEROFOX HOLDINGS, INC.

Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	April 30, 2023

Assets
Current assets:
Cash and cash equivalents	$28,332
Accounts receivable, net of allowance for doubtful accounts	46,217
Deferred contract acquisition costs, current	6,615
Prepaid expenses and other assets	6,157
Total current assets	87,321

Property and equipment, net of accumulated depreciation	2,442
Capitalized software, net of accumulated amortization	280
Deferred contract acquisition costs, net of current portion	7,486
Acquired intangible assets, net of accumulated amortization	270,278
Goodwill	413,437
Operating lease right-of-use assets	3,275
Other assets	1,794
Total assets	$786,313

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,319
Accrued compensation, accrued expenses, and other current liabilities	19,103
Current portion of long-term debt	938
Deferred revenue, current	61,130
Operating lease liabilities, current	1,180
Total current liabilities	91,670

Deferred revenue, net of current portion	4,471
Long term debt, net of deferred financing costs	186,714
Purchase consideration liability	7,166
Operating lease liabilities, net of current portion	2,353
Warrants	899
Sponsor earnout shares	345
Deferred tax liability	17,763
Total liabilities	311,381

Commitments and contingencies

Stockholders' equity
Common stock, $0.0001 par value; 1,000,000,000 authorized shares; 118,663,481 shares issued and outstanding	12
Additional paid-in capital	1,247,652
Accumulated deficit	(772,656)
Accumulated other comprehensive loss	(76)
Total stockholders’ equity	474,932
Total liabilities and stockholders' equity	$786,313

ZEROFOX HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

(in thousands)	Three Months Ended April 30, 2023

Cash flows from operating activities:
Net loss	$(17,979)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	207
Amortization of software development costs	28
Amortization of acquired intangible assets	11,766
Amortization of deferred debt issuance costs	14
Amortization of right-of-use assets	301
Stock-based compensation	1,099
Provision for bad debts	10
Change in fair value of warrants	1,028
Change in fair value of purchase consideration liability	(2,661)
Change in fair value of sponsor earnout shares	(2,100)
Deferred taxes	(4,829)
Noncash interest expense	3,385
Changes in operating assets and liabilities:
Accounts receivable	(13,384)
Deferred contract acquisition costs	29
Prepaid expenses and other assets	1,658
Accounts payable, accrued compensation, accrued expenses, and other current liabilities	2,992
Deferred revenue	793
Operating lease liabilities	(274)
Net cash used in operating activities	(17,917)

Cash flows from investing activities:
Business acquisition - LookingGlass, net of cash acquired	(7,892)
Purchases of property and equipment	(255)
Capitalized software	(54)
Net cash used in investing activities	(8,201)

Cash flows from financing activities:
Exercise of stock options	80
Proceeds from issuance of notes payable	7,500
Repayment of debt	(234)
Net cash provided by financing activities	7,346

Foreign exchange translation adjustment	25

Net change in cash, cash equivalents, and restricted cash	(18,747)
Cash, cash equivalents, and restricted cash at beginning of year	47,649
Cash, cash equivalents, and restricted cash at end of year	$28,902

Supplemental Cash Flow Information:
Cash paid for interest	$359
Cash paid for income taxes	1,233

Non-cash investing and financing activities:
Issuance of warrants along with issuance of debt	$126
Accrual of purchase consideration in connection with business acquisition	9,827
Convertible note issued in connection with business acquisition	3,333
Operating lease liabilities arising from obtaining right-of-use assets	2,295

ZEROFOX HOLDINGS, INC.

Non-GAAP Financial Measures and Reconciliation to GAAP Results

(Unaudited)

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(in thousands)	Three Months Ended April 30, 2023
Revenue	$45,534
Gross profit	14,914
Add: Stock-based compensation expense	13
Add: Amortization of acquired intangible assets	4,799
Non-GAAP gross profit	$19,726
Gross margin	33%
Non-GAAP gross margin	43%

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

(in thousands)	Three Months Ended April 30, 2023
Subscription revenue	$18,223
Subscription gross profit	8,319
Add: Stock-based compensation expense	7
Add: Amortization of acquired intangible assets	4,799
Non-GAAP subscription gross profit	$13,125
Subscription gross margin	46%
Non-GAAP subscription gross margin	72%

Non-GAAP Services Gross Profit and Non-GAAP Services Gross Margin

(in thousands)	Three Months Ended April 30, 2023
Services revenue	$27,311
Services gross profit	6,595
Add: Stock-based compensation expense	6
Add: Amortization of acquired intangible assets	—
Non-GAAP services gross profit	$6,601
Services gross margin	24%
Non-GAAP services gross margin	24%

ZEROFOX HOLDINGS, INC.

Non-GAAP Financial Measures and Reconciliation to GAAP Results

(Unaudited)

Non-GAAP Research and Development Expense

(in thousands)	Three Months Ended April 30, 2023
Research and development expense	$6,417
Less: Stock-based compensation expense	168
Less: Amortization of acquired intangible assets	—
Non-GAAP research and development expense	$6,249

Non-GAAP Sales and Marketing Expense

(in thousands)	Three Months Ended April 30, 2023
Sales and marketing expense	$19,389
Less: Stock-based compensation expense	233
Less: Amortization of acquired intangible assets	6,082
Non-GAAP sales and marketing expense	$13,074

Non-GAAP General and Administrative Expense

(in thousands)	Three Months Ended April 30, 2023
General and administrative expense	$10,407
Less: Stock-based compensation expense	685
Less: Amortization of acquired intangible assets	885
Non-GAAP general and administrative expense	$8,837

Non-GAAP Loss from Operations

(in thousands)	Three Months Ended April 30, 2023
Loss from operations	$(21,299)
Add: Stock-based compensation expense	1,099
Add: Amortization of acquired intangible assets	11,766
Add: Expenses related to the business acquisition	—
Add: Goodwill impairment	—
Non-GAAP loss from operations	$(8,434)

Media Inquiries

Maisie Guzi, ZeroFox

press@zerofox.com

Investor Relations

Todd Weller, ZeroFox

investor@zerofox.com